INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1995.


                              /s/ Robert J. Darnall


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 1995.



                              /s/ A. Robert Abboud


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1995.


                              /s/ James W. Cozad


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 1995.


                              /s/ James A. Henderson


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1995.


                              /s/ Robert B. McKersie


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 1995.


                              /s/ Maurice S. Nelson, Jr.


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of May, 1995.


                              /s/ Donald S. Perkins


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 1995.


                              /s/ Joshua I. Smith


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1995.


                              /s/ Nancy H. Teeters


                  INLAND STEEL INDUSTRIES, INC.
                        POWER OF ATTORNEY

                        _________________


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl
L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan (the "Plan"), including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of May, 1995.


                              /s/ Arnold R. Weber